SERVICING AGREEMENT

This Servicing Agreement (this “Agreement”) is made and entered into as of September  1, 2007 (the “Effective Date”), between Wells Fargo Bank, N.A., having an address at 1 Home Campus, Des Moines, Iowa 50328-0001 (the “Servicer” or the “Company”) and U.S. Bank National Association, as trustee for the holders of the certificates issued by Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-2 (including its successors in interest and any successor trustee under the Pooling Agreement as defined below, the “Trustee”) and acknowledged and agreed to by ACE Securities Corp., as depositor (the “Depositor”), DB Structured Products, Inc., as seller (“DBSP”) and Wells Fargo Bank, N.A., as master servicer (the “Master Servicer”) and as securities administrator (the “Securities Administrator”).

W I T N E S S E T H

WHEREAS, the Depositor, the Master Servicer, the Securities Administrator, Clayton Fixed Income Services, Inc. as credit risk manager and the Trustee entered into the Pooling and Servicing Agreement (the “Pooling and Servicing Agreement”), dated as of August 1, 2007, relating to Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-2, Mortgage Pass-Through Certificates and attached hereto as Attachment 1;

WHEREAS, GMAC Mortgage, LLC (“GMACM”) is currently servicing certain residential mortgage loans identified on the schedule annexed hereto as Attachment 2 (the “Serviced Loans”), until the Effective Date for the benefit of the Trustee pursuant to the provisions of the Amended and Restated Servicing Agreement, dated as of January 2, 2007, between DBSP and the GMACM (the “GMAC Servicing Agreement”) as modified in accordance with the terms of assignment, assumption and recognition agreements, dated as of August 31, 2007, among DBSP as assignor, the Depositor as assignee and GMACM, and acknowledged and agreed to by the Master Servicer;

WHEREAS, pursuant to Section 6.2 of the GMAC Servicing Agreement, DBSP has the right to transfer the servicing responsibilities of GMACM with respect to the Serviced Loans upon the satisfaction of certain conditions set forth in the GMAC Servicing Agreement;

WHEREAS, pursuant to the deboarding agreement, dated as of September 1, 2007, by and between DBSP and GMACM, DBSP and GMACM agree, by mutual consent, to terminate the GMAC Servicing Agreement, with respect to the Serviced Loans, effective as of the Effective Date.

WHEREAS, the Depositor and DBSP desire to effectuate the replacement of GMACM as the Servicer with respect to the Serviced Loans;

Therefore, in consideration of the mutual promises contained herein, the parties hereto agree that the Servicer shall service the Serviced Loans, for the benefit of the Trustee pursuant to the provisions of that certain Servicing Agreement, dated as of December 1, 2005, between DBSP and the Company (the “Servicing Agreement”) as modified in accordance with the terms of this Agreement; provided that to the extent any mortgage loan identified on Attachment 2 is repurchased by the Company, such mortgage loan shall no longer be a “Serviced Loan” and shall no longer be subject to this Agreement.

Defined Terms

1.

Capitalized terms used herein but not defined shall have the meanings ascribed to them in the Servicing Agreement or, with respect to such undefined terms in Section 6 herein, to the Pooling and Servicing Agreement.

Appointment of Servicer

2.

Each of the Depositor, DBSP, the Master Servicer and the Trustee consents to the appointment of the Servicer, and hereby designates Wells Fargo Bank, N.A., as Servicer of the Serviced Loans from and after the Effective Date. Any fees and expenses incurred by the Master Servicer in connection with the appointment of the Servicer shall be paid by DBSP.

Representations, Warranties and Covenants

3.

The Servicer warrants and represents to, and covenants with, the Trustee as of the Effective Date:

(a)

Attached hereto as Attachment 3 is a true and accurate copy of the Servicing Agreement, which Servicing Agreement is in full force and effect as of the Effective Date and the provisions of which, except as set forth herein, have not been waived, amended or modified in any respect, nor has any notice of termination been given thereunder;

(b)

The Servicer is a national banking association, duly organized, validly existing and in good standing under the laws of the United States of America, and has all requisite power and authority to service the Serviced Loans and otherwise to perform its obligations under the Servicing Agreement, as modified by this Agreement;

(c)

The Servicer has full power and authority to execute, deliver and perform its obligations under this Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Agreement is in the ordinary course of the Servicer’s business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of the Servicer’s charter or by-laws or any legal restriction, or any material agreement or instrument to which the Servicer is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Servicer or its property is subject. The execution, delivery and performance by the Servicer of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary action on the part of the Servicer. This Agreement has been duly executed and delivered by the Servicer, and, upon the due authorization, execution and delivery by Trustee and Master Servicer, will constitute the valid and legally binding obligation of the Servicer, enforceable against the Servicer in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws administered by the FDIC affecting the contract obligations of insured banks now or hereafter in effect, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law;

(d)

No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by the Servicer in connection with the execution, delivery or performance by the Servicer of this Agreement, or the consummation by it of the transactions contemplated hereby;

(e)

From and after the Effective Date, the Servicer shall service the Serviced Loans in accordance with the terms and provisions of the Servicing Agreement, as modified by this Agreement.  The Servicer shall establish a Custodial Account and an Escrow Account under the Servicing Agreement with respect to the Serviced Loans separate from the Custodial Account and Escrow Account previously established under the Servicing Agreement in favor of Trustee, and shall remit collections received on the Serviced Loans to the appropriate account as required by the Servicing Agreement.  The Custodial Account and the Escrow Account each shall be entitled “Wells Fargo Bank, National Association, as servicer in trust for Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-2” and shall be established and maintained with a Qualified Depository.  Any funds held in the Custodial Account are and shall remain uninvested.

(f)

There are no legal proceedings pending or threatened against the Servicer or proceedings known to be contemplated by governmental authorities against the Servicer which in the judgment of the Servicer would result, in each case, in any material adverse change in the ability of the Servicer to perform its obligations under this Agreement or the Servicing Agreement. The Servicer is solvent;

(g)

Except as disclosed on Attachment 4 hereto, there are no affiliations with nor any relationships or transactions of a type described in Item 1119(b) of Regulation AB with respect to the Servicer and any of the following parties:

(1)

DB Structured Products, Inc.;

(2)

ACE Securities Corp.;

(3)

Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-2;

(4)

the Master Servicer (as master servicer and securities administrator);

(5)

the Trustee;

(6)

Wells Fargo Bank, N.A. and Deutsche Bank National Trust Company as custodians; and

(8)

Deutsche Bank AG New York Branch (as certificate swap I provider and certificate swap II provider).

(h)

To make all the representations and warranties regarding the Servicer set forth in Section 3.01 of the Servicing Agreement as of the Effective Date. No other document need be prepared indicating that the Servicer is making such representations and warranties as to the applicable Serviced Loans as of such date.

Recognition of Trustee.

4.

The Servicer recognizes the Trustee as owner of the Serviced Loans, and acknowledges that the Serviced Loans are part of a REMIC, and from and after the Effective Date, will service the Serviced Loans in accordance with the Servicing Agreement, as modified by this Agreement, but in no event in a manner that would (i) cause any REMIC to fail to qualify as a REMIC or (ii) result in the imposition of a tax upon any REMIC (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Internal Revenue Code of 1986 (the “Code”) and the tax on contributions to a REMIC set forth in Section 860G(d) of the Code). It is the intention of the Servicer and the Trustee that this Agreement shall be binding upon and for the benefit of the respective successors and assigns of the parties hereto. The Servicer shall not amend or agree to amend, modify, waive, or otherwise alter any of the terms or provisions of the Servicing Agreement which amendment, modification, waiver or other alteration would in any way affect the Serviced Loans without the prior written consent of the Trustee.

5.

The Servicer hereby acknowledges that the Trustee, acting pursuant to the terms of the Pooling and Servicing Agreement, has the right to enforce all obligations of the Servicer, as they relate to the Serviced Loans, under the Servicing Agreement.  Such right will include, without limitation, the right to indemnification, the right to terminate the Servicer under the Servicing Agreement upon the occurrence of an Event of Default thereunder and the right to exercise certain rights of consent and approval relating to actions taken by the Servicer under the Servicing Agreement.  In addition, any notice required to be given by the “Owner” pursuant to Section 10.01 of the Servicing Agreement shall be given by the Trustee.  The Servicer further acknowledges that pursuant to the terms of the Pooling and Servicing Agreement, the Master Servicer is required to monitor the performance of the Servicer under the Servicing Agreement.  The Master Servicer shall have the right to receive all remittances required to be made by the Servicer under the Servicing Agreement, the right to receive all monthly reports and other data required to be delivered by the Servicer under the Servicing Agreement, the right to examine the books and records of the Servicer under the Servicing Agreement and the right to indemnification under the Servicing Agreement.  In addition, if the Servicer shall fail to remit any payment pursuant to the Servicing Agreement, the Master Servicer shall notify the Trustee and the Trustee shall notify the Servicer of such failure in accordance with the terms of the Pooling and Servicing Agreement.  The Servicer hereby agrees to make all remittances required under the Servicing Agreement to the Master Servicer for the benefit of the Certificateholders in accordance with the following wire instructions:

Wells Fargo Bank, N.A.
ABA Number: 121000248
Account Name: SAS Clearing
Account Number: 3970771416
For further credit to: DBALT 2007-2 Account Number 53176600.

The Servicer shall deliver all reports required to be delivered under the Servicing Agreement to the Master Servicer at its address set forth in Section 8 herein.

6.

In the event that DBSP substitutes any Deleted Mortgage Loans with any Qualified Substitute Mortgage Loans in the manner set forth in the Pooling and Servicing Agreement, the Servicer shall determine the amount (the “Substitution Shortfall Amount”), if any, by which the aggregate purchase price of all such Deleted Mortgage Loans exceeds the aggregate of, as to each such Qualified Substitute Mortgage Loan, (x) the scheduled principal balance thereof as of the date of substitution, together with one month’s interest on such scheduled principal balance at the applicable Mortgage Interest Rate (minus the Administration Fee Rate (as defined below)), plus (y) all outstanding Monthly Advances and Servicing Advances (including nonrecoverable Monthly Advances and nonrecoverable Servicing Advances) related thereto. On the date of such substitution, DBSP will deliver or cause to be delivered to the Servicer for deposit in the Custodial Account an amount equal to the Substitution Shortfall Amount, if any, and the Servicer shall certify in writing to the Trustee that it has received such Substitution Shortfall Amount from DBSP.  The Servicer shall remit such Substitution Shortfall Amount to the securities administrator on the next succeeding Servicer Remittance Date.  As used in this Section, the “Administration Fee Rate” means the sum of the rates used to calculate the fees payable to the Servicer and the Master Servicer under the Pooling and Servicing Agreement.

Modification of the Servicing Agreement

7.

Only insofar as it relates to the Serviced Loans, the parties hereto hereby amend the Servicing Agreement as follows:

(a)

The following definitions are added to Article I of the Servicing Agreement:

“Determination Date”:  With respect to any Remittance Date, the Business Day immediately preceding such Remittance Date.

“Distribution Date”: The 25th day of any month, or if such 25th day is not a Business Day, the Business Day immediately following such 25th day, commencing in September 2007.

“Due Period”:  With respect to each Remittance Date, the period commencing on the second day of the month preceding the month of the Remittance Date and ending on the first day of the month of the Remittance Date.

“Eligible Account”:  An account or accounts that meets both of the following requirements:

(a) that is either (1) maintained by the Servicer with a federal or state chartered depository institution or trust company or with the Servicer, so long as such entity is rated a minimum of “A-2” (or “BBB+” or above if it has no short-term rating) by S&P; provided that within 30 calendar days of a downgrade below the minimum required rating level, the Servicer shall transfer all funds in the applicable Eligible Account to an account with an Eligible Institution that meets the requirements of clause (a)(1) of this definition or (2) maintained with the corporate trust department of a federal depository institution or state-chartered depository institution subject to regulations regarding fiduciary funds on deposit similar to Title 12 of the U.S. Code of Federal Regulation Section 9.10(b), which, in either case, has corporate trust powers and is acting in its fiduciary capacity; and

(b) that is maintained by a Qualified Depository.

“Monthly Advance”:  The portion of each Monthly Payment that is delinquent with respect to each Mortgage Loan at the close of business on the Determination Date required to be advanced by the Servicer pursuant to Section 5.03 on the Business Day immediately preceding the Remittance Date of the related month.

“Rating Agencies”: Fitch Ratings, Moody’s Investors Services, Inc. and Standard & Poor’s Ratings Services, or their successors. If such agencies or their successors are no longer in existence, “Rating Agencies” shall be such nationally recognized statistical rating agencies, or other comparable Persons, designated by the Depositor, notice of which designation shall be given to the Trustee.

“Securities Administrator”: Wells Fargo Bank, N.A. or any successor thereto.

“Trust”: Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-2.

“Trustee”: U.S. Bank National Association a national banking association, or its successor in interest, or any successor trustee.

“Trustee MIN”:  1001065

(b)

The definition of “Business Day” is modified by replacing clause (ii) with the following:

“(ii) a day on which banking institutions in the State of New York, the State of Maryland, the State of Iowa, the State of California, the State of Minnesota, the State of South Carolina, the State in which any Corporate Trust Office of the Trustee is located are authorized or obligated by law or executive order to be closed.”

(c)

The definition of “Custodial Account” is modified by adding the following sentence at the end thereof:

Each Custodial Account shall be an Eligible Account.

(d)

The definition of “Depositor” is hereby deleted in its entirety and replaced with the following:

“Depositor”: ACE Securities Corp.

(e)

The definition of “Escrow Account” is modified by adding the following sentence at the end thereof:

Each Escrow Account shall be an Eligible Account.

(f)

The definition of “First Remittance Date” in Article I of the Servicing Agreement is modified by deleting such definition in its entirety and replacing it with the following:

“First Remittance Date”: September 18th, 2007.

(g)

The definition of “Master Servicer” is hereby deleted in its entirety and replaced with the following:

“Master Servicer”: Wells Fargo Bank, N.A. or any successor thereto.

(h)

All references to “Monthly Accounting Cut-Off Date” are hereby replaced with “Determination Date”.

(i)

The definition of “Opinion of Counsel” is hereby deleted in its entirety and replaced with the following:

“Opinion of Counsel”: A written opinion of counsel, who may, without limitation, be salaried counsel for the Depositor, the Servicer, the Securities Administrator or the Master Servicer, acceptable to the Trustee, except that any opinion of counsel relating to (a) the qualification of any REMIC as a REMIC or (b) compliance with the REMIC Provisions must be an opinion of independent counsel; provided, however, any Opinion of Counsel provided by the Servicer pursuant to clause (b) above may be provided by internal counsel; provided that the delivery of such Opinion of Counsel shall not release the Servicer from any of its obligations hereunder and the Servicer shall be responsible for such contemplated actions or inaction, as the case may be, to the extent it conflicts with the terms of this Agreement.

(j)

The definition of “Principal Prepayment Period” is hereby deleted in its entirety and replaced by the following:

“With respect to any Distribution Date, the period commencing on the 14th day of the calendar month preceding the calendar month in which such Distribution Date occurs and ending on the 13th day of the calendar month in which the related Distribution Date occurs.”

(k)

The definition of “Qualified Depository” is hereby amended by deleting the word “or” following the words “Standard & Poor’s Ratings Services” and replacing it with “and”.

(l)

The following language is added to the end of the definition of “REMIC Provisions”:  “as well as provisions of applicable state laws”.

(m)

The definition of “Remittance Date” is hereby deleted in its entirety and replaced with the following:

“Servicer Remittance Date:  With respect to any Distribution Date, the 18th day of the month in which such Distribution Date occurs; provided that if such 18th day of a given month is not a Business Day, the Servicer Remittance Date for such month shall be the Business Day immediately preceding such 18th day.”

All references to “Remittance Date” set forth in this Agreement are hereby replaced with “Servicer Remittance Date”.

(n)

The definition of “Servicing Advances” is hereby amended by adding the following language after the phrase “including reasonable attorney's fees and disbursements”: “but excluding any fees associated with the registration of any Mortgage Loan on the MERS System as required under Section 4.01”.

(o)

Section 3.01(k) shall be inapplicable.

(p)

Section 4.01 is modified by adding the following to the second paragraph, after the third sentence:

In the event of any such modification which permits the deferral of interest or principal payments on any Mortgage Loan, the Servicer shall, on the Business Day immediately preceding the Remittance Date in any month in which any such principal or interest payment has been deferred, deposit in the Custodial Account from its own funds, in accordance with Section 5.03, the difference between (a) such month's principal and one month's interest at the Mortgage Loan Remittance Rate on the unpaid principal balance of such Mortgage Loan and (b) the amount paid by the Mortgagor.

(q)

Section 4.01 is modified by adding the words “other than Servicing Advances” after the words, “future advances” in the second paragraph.

(r)

Section 4.01 is modified by deleting the last paragraph from such section and replacing it with the following: “Notwithstanding anything to the contrary contained herein, the Servicer may not waive a Prepayment Penalty except under the following circumstances: (i) such waiver is standard and customary in servicing similar Mortgage Loans and such waiver is related to a default or reasonably foreseeable default and would, in the reasonable judgment of the Servicer, maximize recovery of total proceeds taking into account the value of such Prepayment Penalty and the related Mortgage Loan and, if such waiver is made in connection with a refinancing of the related Mortgage Loan, such refinancing is related to a default or a reasonably foreseeable default, (ii) such Prepayment Penalty is unenforceable in accordance with applicable law or the collection of such related Prepayment Penalty would otherwise violate applicable law or (iii) the collection of such Prepayment Penalty would be considered “predatory” pursuant to written guidance published or issued by any applicable federal, state or local regulatory authority acting in its official capacity and having jurisdiction over such matters.  In the event the Servicer waives any Prepayment Penalty, other than as set forth in (i), (ii) and (iii) above, the Servicer shall deposit the amount of any such Prepayment Penalty in the Custodial Account for distribution to the Owner on the next Remittance Date.”

(s)

Section 4.04 of the Servicing Agreement is modified by deleting the clause “The Custodial Account shall be established with a Qualified Depository” and replacing it with the following:

“The Custodial Account shall be established and maintained as an Eligible Account”

(t)

Section 4.04 (vi) is modified by adding after the word “Sections”, “4.01, 5.03”.

(u)

Section 4.04 is also modified by deleting the “and” at the end of clause (viii), deleting the “.” at the end of clause (ix) and adding a “,” and adding the following clause: “(x) with respect to each Principal Prepayment an amount (to be paid by the Servicer out of its funds) which, when added to all amounts allocable to interest received in connection with the Principal Prepayment, equals one month's interest on the amount of principal so prepaid at the Mortgage Loan Remittance Rate;

(v)

Section 4.05 is modified by deleting the word “and” at the end of clause (ix), deleting the “.” at the end of clause (x) and adding “;” and adding the following clauses:  “(xi) to reimburse itself for expenses incurred and reimbursable to it pursuant to the fees paid to MERS under Section 4.01; and (xii) to reimburse itself for any Monthly Advance or Servicing Advance previously made by it which the Servicer has determined to be a nonrecoverable Monthly Advance or a nonrecoverable Servicing Advance, as evidenced by the delivery to the Master Servicer of a certificate signed by two officers of the Servicer”.

(w)

Section 4.06 of the Servicing Agreement is modified by deleting the clause “The Escrow Account shall be established with a Qualified Depository” and replacing it with the following:

“The Escrow Account shall be established and maintained as an Eligible Account”

(x)

Section 4.10 is modified by deleting the following from the end of the fourth paragraph of such section:  “and if the Mortgage does not obtain such coverage, the Servicer shall immediately force place the required coverage on the Mortgagor’s behalf.”

(y)

Section 4.13 is deleted in its entirety and replaced with the following: “The Servicer or its agent shall inspect the Mortgaged Property as often as deemed necessary by the Servicer in accordance with Accepted Servicing Practices or as may be required by the primary mortgage guaranty insurer, to assure itself that the value of the Mortgaged Property is being preserved.  The Servicer shall keep a record of each such inspection and, upon request, shall provide the Owner with an electronic report of each such inspection.”.

(z)

Section 4.15 is modified by adding the “or other applicable law” after “(ii), after Homeowners Protection Act of 1998, 12 U.S.C. § 4901, et seq.,”.

(aa)

Section 4.16 is modified by deleting the “.” from the first sentence in the second paragraph and adding the following: “in a manner which does not cause such REO Property to fail to qualify as “foreclosure property” within the meaning of Section 860G(a)(8) of the Code or result in the receipt by any Trust REMIC created hereunder of any “income from non-permitted assets” within the meaning of Section 860F(a)(2)(B) of the Code, or any “net income from foreclosure property” which is subject to taxation under the REMIC Provisions.”

(bb)

Section 4.16 is further modified by deleting the first sentence from the third paragraph and replacing it with the following: “The Servicer, shall either sell any REO Property by the close of the third calendar year following the calendar year in which the Trust acquires ownership of such REO Property for purposes of Section 860(a)(8) of the Code or request from the Internal Revenue Service, no later than 60 days before the day on which the three-year grace period would otherwise expire an extension of the three-year grace period, unless the Servicer had delivered to the Trustee an Opinion of Counsel, addressed to the Trustee and the Depositor, to the effect that the holding by the Trust of such REO Property subsequent to three years after its acquisition will not result in the imposition on any Trust REMIC created hereunder of taxes on “prohibited transactions” thereof, as defined in Section 860F of the Code, or cause any Trust REMIC hereunder to fail to qualify as a REMIC under Federal law at any time that any Certificates issued by the Trust are outstanding.”

(cc)

Section 4.22 is hereby modified by inserting the words, “To the extent permitted by applicable law,” to the beginning of such section.

(dd)

Section 4.24(a) is modified by inserting “, 9.01(e)(vii)” after “9.01(e)(vi)”.

(ee)

The last paragraph of Section 4.24 is modified by inserting the words “and the other certifications” after the words “assessment of compliance and attestation”.

(ff)

The first paragraph of Section 5.01 is deleted in its entirety and replaced with the following:  “On each Remittance Date the Servicer shall remit by wire transfer of immediately available funds to the Owner (a) all amounts deposited in the Custodial Account as of the close of business on the Determination Date (net of charges against or withdrawals from the Custodial Account pursuant to Section 4.05), plus (b) all amounts, if any, which the Servicer is obligated to distribute pursuant to Section 5.03, minus (c) any amounts attributable to Principal Prepayments received after the applicable Principal Prepayment Period which amounts shall be remitted on the following Remittance Date, together with any additional interest required to be deposited in the Custodial Account in connection with such Principal Prepayment in accordance with Section 4.04(viii); and minus (d) any amounts attributable to Monthly Payments collected but due on a Due Date or Dates subsequent to the first day of the month of the Remittance Date.”

(gg)

The second paragraph of Section 5.01 of the Servicing Agreement is modified by deleting from the first sentence therein the words “second Business Day following the” and by deleting the word “second” from the second sentence therein.

(hh)

Section 5.02 is deleted in its entirety and replaced with the following:

“No later than the tenth (10th) calendar day (or if such tenth (10th) day is not a Business Day, the first Business Day immediately preceding such tenth (10th) day) of each month, Servicer shall furnish to the Master Servicer a computer tape or data file containing the data specified in Exhibit D, which data shall reflect information from the Due Period immediately preceding the Servicer Remittance Date and such other information with respect to the Mortgage Loans as the Master Servicer may reasonably require to allocate remittances made pursuant to this Agreement and provide appropriate statements with respect to such remittances.

No later than the tenth (10th) calendar day (or if such tenth (10th) day is not a Business Day, the first Business Day immediately preceding such tenth (10th) day) of each month, the Servicer shall deliver to the Master Servicer by electronic mail (or by such other means as the Servicer and the Master Servicer may agree from time to time) a prepayment report with respect to the related Servicer Remittance Date (which may be included as part of the computer tape or data file described in the immediately preceding paragraph).  Such prepayment report shall include such information with respect to Prepayment Penalties as the Master Servicer may reasonable require in order for it to perform its prepayment verification duties and to issue its findings in a verification report (the “Verification Report”).  The Master Servicer shall forward the Verification Report to the Servicer and shall notify the Servicer if the Master Servicer has determined that the Servicer did not deliver the appropriate Prepayment Penalties to the Securities Administrator in accordance with the this Agreement. If the Servicer agrees with the verified amounts, the Servicer shall adjust the immediately succeeding remittance report and the amount remitted to the Securities Administrator with respect to prepayments accordingly. If the Servicer disagrees with the determination of the Master Servicer, the Servicer shall, within five (5) Business Days of its receipt of the Verification Report, notify the Master Servicer of such disagreement and provide the Master Servicer with detailed information to support its position. The Servicer and the Master Servicer shall cooperate to resolve any discrepancy on or prior to the immediately succeeding Servicer Remittance Date, and the Servicer will indicate the effect of such resolution on the related remittance report and shall adjust the amount remitted with respect to prepayments on such Servicer Remittance Date accordingly.  During such time as the Servicer and the Master Servicer are resolving discrepancies with respect to the Prepayment Penalties, no payments in respect of any disputed Prepayment Penalties will be remitted to the Securities Administrator for deposit in the related distribution account established under the Pooling and Servicing Agreement. In connection with its duties, the Master Servicer shall be able to rely solely on the information provided to it by the Servicer in accordance with this Agreement. The Master Servicer shall not be responsible for verifying the accuracy of any of the information provided to it by the Servicer.

Supplemental reporting for the Mortgage Loans which have paid in full will be furnished to the Master Servicer two Business Days following the 13th calendar day of each month.”

(ii)

Section 5.03  “Reserved” is replaced with the following:

Monthly Advances by Servicer.  On the Business Day immediately preceding each Remittance Date, the Servicer shall deposit in the Custodial Account from its own funds or from amounts held for future distribution an amount equal to all Monthly Payments (with interest adjusted to the Mortgage Loan Remittance Rate) which were due on the Mortgage Loans during the applicable Due Period and which were delinquent at the close of business on the immediately preceding Determination Date or which were deferred pursuant to Section 4.01.  Any amounts held for future distribution and so used shall be replaced by the Servicer by deposit in the Custodial Account on or before any future Remittance Date if funds in the Custodial Account on such Remittance Date shall be less than payments to the Owner required to be made on such Remittance Date.  The Servicer's obligation to make such Monthly Advances as to any Mortgage Loan will continue through the last Monthly Payment due prior to the payment in full of the Mortgage Loan, or through the last Remittance Date prior to the Remittance Date for the distribution of all Liquidation Proceeds and other payments or recoveries (including REO Disposition Proceeds, Insurance Proceeds and Condemnation Proceeds) with respect to the Mortgage Loan; provided, however, that such obligation shall cease if the Servicer determines, in its sole reasonable opinion, that advances with respect to such Mortgage Loan are non-recoverable by the Servicer from Liquidation Proceeds, REO Disposition Proceeds, Insurance Proceeds, Condemnation Proceeds, or otherwise with respect to a particular Mortgage Loan.  In the event that the Servicer determines that any such advances are non-recoverable, the Servicer shall provide the Owner with a certificate signed by two officers of the Servicer evidencing such determination.

(jj)

The second paragraph of Section 6.02 is modified by inserting the words “other than as a result of a modification of the Mortgage pursuant to the terms of this agreement or a liquidation of the Mortgaged Property pursuant to the terms of this agreement” after the words “by the Mortgage” in the first sentence of such paragraph.

(kk)

Section 6.04(i) and the number “(ii)” are deleted in their entirety.

(ll)

Section 6.04 is  modified by replacing each reference to (i) “Owner,  any Master Servicer and any Depositor” or (ii) “Owner, such Master Servicer and such Depositor” with “Master Servicer.”

(mm)

Section 6.05 is hereby deleted in its entirety and replaced with the following “Reserved”.

(nn)

Section 6.06(i) is modified by inserting a quotation mark after the words “Applicable Servicing Criteria”.

(oo)

Section 6.06(iv) is modified by inserting the words “, and cause each Subservicer and Subcontractor described in clause (iii) above to provide,” after the word “deliver”.

(pp)

Section 6.06(iv) is modified by inserting the words “, signed by the appropriate officer of the Servicer, the related Subservicer or the related Subcontractor, as applicable,” after the words “a certification”.

(qq)

Section 6.06 is modified by replacing each reference to (i) “Owner,  any Master Servicer and any Depositor” or (ii) “Owner, such Master Servicer and such Depositor” with “Master Servicer.”

(rr)

Section 6.06 is modified by adding the following new paragraph after subpart (iv):

“The Servicer acknowledges that the parties identified in clause (iv) above may rely on the certification provided by the Servicer pursuant to such clause in signing a Sarbanes Certification and filing such with the Commission.”

(ss)

Section 6.07(i) is modified by inserting the words “(and if the Servicer is servicing any of the Mortgage Loans in a Securitization Transaction, appoint a successor servicer reasonably acceptable to any Master Servicer for such Securitization Transaction)” after the words “any compensation to the Servicer”.

(tt)

The following paragraph is added to Section 6.09:

“The Servicer shall not permit the creation of any “interests” (within the meaning of Section 860G of the Code) in any REMIC. The Servicer shall not enter into any arrangement by which a REMIC will receive a fee or other compensation for services nor permit a REMIC to receive any income from assets other than “qualified mortgages” as defined in Section 860G(a)(3) of the Code or “permitted investments” as defined in Section 860G(a)(5) of the Code.”

(uu)

The first paragraph of 9.01(e) is modified by deleting the words “paragraphs (i), (iii) and (vii)” and replacing such words with “paragraphs (i), (iii) and (viii)”.

(vv)

The first line of Section 9.01(e)(iv) is modified by deleting the word “its” and replacing such word with “the”.

(ww)

Section 9.01(e)(iv) is modified by inserting the words “(or cause each Subservicer to)” after the words “the Servicer shall”.

(xx)

Section 9.01(e)(vii) is modified by deleting such section in its entirety and replacing it with the following:

“(vii)

In addition to such information as the Servicer, as servicer, is obligated to provide pursuant to other provisions of this Agreement, not later than ten days prior to the deadline for the filing of any distribution report on Form 10-D in respect of any Securitization Transaction that includes any of the Mortgage Loans serviced by the Servicer or any Subservicer, the Servicer or such Subservicer, as applicable, shall, to the extent the Servicer or such Subservicer has knowledge, provided to the party responsible for filing such report (including, if applicable, the Master Servicer) notice of the occurrence of any of the following events along with all information, data, and materials related thereto as may be required to be included in the related distribution report on Form 10-D (as specified in the provisions of Regulation AB referenced below):

(A)

any material modifications, extensions or waivers of pool asset terms, fees, penalties or payments during this distribution period (Item 1121(a) of Regulation AB);

(B)

material breaches of pool asset representations or warranties or transaction covenants (Item 1221(a)(12) of Regulation AB); and

(C)

information regarding new asset-backed securities issuances backed by the same pool assets, any pool asset changes (such as, additions, substitutions or repurchases), and any material changes in origination, underwriting or other criteria for acquisition or selection of pool assets (Item 1221(a)(14) of Regulation AB).

(viii)

The Servicer shall provide to the Owner, any Master Servicer and any Depositor, evidence of the authorization of the person signing any certification or statement, copies or other evidence of Fidelity Bond Insurance and Errors and Omission Insurance policy, financial information and reports, and such other information related to the Servicer or any Subservicer or the Servicer or such Subservicer or the Servicer or such Subservicer’s performance hereunder.”

(yy)

Section 10.01(ii) is modified by inserting the words “(other than as set forth in Section 6.07)” after the words “set forth in this Agreement”.

(zz)

Section 10.01(ix) is modified by deleting such section in its entirety.

(aaa)

Exhibit D is modified to include the information set forth on Attachment 5 hereto or in such other mutually agreeable format agreed upon between the Servicer and the Master Servicer.

(bbb)

Exhibit H is modified by deleting such exhibit in its entirety and replacing it with Attachment 6 attached hereto.

Miscellaneous

8.

All demands, notices and communications related to the Serviced Loans, the Servicing Agreement and this Agreement shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid, as follows:

(a)

In the case of the Servicer,

Wells Fargo Bank, N.A.

1 Home Campus

Des Moines, Iowa 50328-0001

Attention: General Counsel- MAC X2401-06T

(b)

In the case of the Master Servicer,

Wells Fargo Bank, N.A.
9062 Old Annapolis Road
Columbia, Maryland  21045
Attention: Client Manager - DBALT 2007-2
Telecopier: (410) 715-2380

(c)

In the case of the Trustee,

U.S. Bank National Association
One Federal Street, 3rd Floor
Boston, MA 02110
Attention: Corporate Trust Services (SFS), Reference: DBALT 2007-2

9.

Each party will pay any commissions, fees and expenses, including attorney’s fees, it has incurred in connection with the negotiations for, documenting of and closing of the transactions contemplated by this Agreement.

10.

This Agreement shall be construed in accordance with the laws of the State of New York, without regard to conflicts of law principles (other than Section 5-1401 of the General Obligations Law), and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

11.

No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

12.

This Agreement shall inure to the benefit of the successors and assigns of the parties hereto. Any entity into which Servicer or Trustee may be merged or consolidated shall, without the requirement for any further writing, be deemed Servicer or Trustee, respectively, hereunder.

13.

This Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original and all such counterparts shall constitute one and the same instrument.

14.

In the event that any provision of this Agreement conflicts with any provision of the Servicing Agreement with respect to the Serviced Loans, the terms of this Agreement shall control.

15.

For purposes of this Agreement, the Master Servicer shall be considered a third party beneficiary to this Agreement entitled to all the rights and benefits accruing to the Master Servicer, herein as if it were a direct party to this Agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

WELLS FARGO BANK, N.A.

Servicer

By: /s/ Laurie McGoogan

Name: Laurie McGoogan

Title: Vice President

U.S. BANK NATIONAL ASSOCIATION

Trustee for the holders of the Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-2

Mortgage Pass-Through Certificates

By: /s/ Karen R. Beard

Name: Karen R. Beard
Title: Vice President

ACKNOWLEDGED AND AGREED TO:

ACE SECURITIES CORP.

Depositor

By:/s/ Evelyn Echevarria

Name:

Evelyn Echevarria

Title: Vice President

By:/s/ Doris J. Hearn

Name:

Doris J. Hearn

Title: Vice President

DB STRUCTURED PRODUCTS, INC.

Seller

By:/s/ Susan Valenti

Name:

Susan Valenti

Title: Director

By:/s/ Karan Mehta

Name:

Karan Mehta

Title: Vice President

WELLS FARGO BANK, N.A.

Master Servicer and Securities Administrator

By:/s/ Kristen Ann Cronin

Name:

Kristen Ann Cronin

Title:    Vice President

ATTACHMENT 1

POOLING AND SERVICING AGREEMENT

[On File with McKee Nelson LLP]

ATTACHMENT 2

SERVICED LOANS

[ON FILE WITH DBSP]

ATTACHMENT 3

SERVICING AGREEMENT

[ON FILE]

ATTACHMENT 4

AFFILIATIONS

The Servicer is affiliated with the Master Servicer, Securities Administrator and a custodian for this transaction.

ATTACHMENT 5

NEW EXHIBIT D TO THE SERVICING AGREEMENT

Standard Loan Level File Layout – Master Servicing

Column Name	Description	Decimal	Format Comment	Max Size
Each file requires the following fields:
SER_INVESTOR_NBR	A value assigned by the Servicer to define a group of loans.		Text up to 20 digits	20
LOAN_NBR	A unique identifier assigned to each loan by the investor.		Text up to 10 digits	10
SERVICER_LOAN_NBR	A unique number assigned to a loan by the Servicer. This may be different than the LOAN_NBR.		Text up to 10 digits	10
SCHED_PAY_AMT	Scheduled monthly principal and scheduled interest payment that a borrower is expected to pay, P&I constant.	2	No commas(,) or dollar signs ($)	11
NOTE_INT_RATE	The loan interest rate as reported by the Servicer.	4	Max length of 6	6
NET_INT_RATE	The loan gross interest rate less the service fee rate as reported by the Servicer.	4	Max length of 6	6
SERV_FEE_RATE	The servicer's fee rate for a loan as reported by the Servicer.	4	Max length of 6	6
SERV_FEE_AMT	The servicer's fee amount for a loan as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11
NEW_PAY_AMT	The new loan payment amount as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11
NEW_LOAN_RATE	The new loan rate as reported by the Servicer.	4	Max length of 6	6
ARM_INDEX_RATE	The index the Servicer is using to calculate a forecasted rate.	4	Max length of 6	6
ACTL_BEG_PRIN_BAL	The borrower's actual principal balance at the beginning of the processing cycle.	2	No commas(,) or dollar signs ($)	11
ACTL_END_PRIN_BAL	The borrower's actual principal balance at the end of the processing cycle.	2	No commas(,) or dollar signs ($)	11
BORR_NEXT_PAY_DUE_DATE	The date at the end of processing cycle that the borrower's next payment is due to the Servicer, as reported by Servicer.		MM/DD/YYYY	10
SERV_CURT_AMT_1	The first curtailment amount to be applied.	2	No commas(,) or dollar signs ($)	11
SERV_CURT_DATE_1	The curtailment date associated with the first curtailment amount.		MM/DD/YYYY	10
CURT_ADJ_ AMT_1	The curtailment interest on the first curtailment amount, if applicable.	2	No commas(,) or dollar signs ($)	11
SERV_CURT_AMT_2	The second curtailment amount to be applied.	2	No commas(,) or dollar signs ($)	11
SERV_CURT_DATE_2	The curtailment date associated with the second curtailment amount.		MM/DD/YYYY	10
CURT_ADJ_ AMT_2	The curtailment interest on the second curtailment amount, if applicable.	2	No commas(,) or dollar signs ($)	11

SERV_CURT_AMT_3	The third curtailment amount to be applied.	2	No commas(,) or dollar signs ($)	11
SERV_CURT_DATE_3	The curtailment date associated with the third curtailment amount.		MM/DD/YYYY	10
CURT_ADJ_AMT_3	The curtailment interest on the third curtailment amount, if applicable.	2	No commas(,) or dollar signs ($)	11
PIF_AMT	The loan "paid in full" amount as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11
PIF_DATE	The paid in full date as reported by the Servicer.		MM/DD/YYYY	10
ACTION_CODE	The standard FNMA numeric code used to indicate the default/delinquent status of a particular loan.		Action Code Key: 15=Bankruptcy, 30=Foreclosure, , 60=PIF, 63=Substitution, 65=Repurchase,70=REO	2
INT_ADJ_AMT	The amount of the interest adjustment as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11
SOLDIER_SAILOR_ADJ_AMT	The Soldier and Sailor Adjustment amount, if applicable.	2	No commas(,) or dollar signs ($)	11
NON_ADV_LOAN_AMT	The Non Recoverable Loan Amount, if applicable.	2	No commas(,) or dollar signs ($)	11
LOAN_LOSS_AMT	The amount the Servicer is passing as a loss, if applicable.	2	No commas(,) or dollar signs ($)	11
Plus the following applicable fields:
SCHED_BEG_PRIN_BAL	The scheduled outstanding principal amount due at the beginning of the cycle date to be passed through to investors.	2	No commas(,) or dollar signs ($)	11
SCHED_END_PRIN_BAL	The scheduled principal balance due to investors at the end of a processing cycle.	2	No commas(,) or dollar signs ($)	11
SCHED_PRIN_AMT	The scheduled principal amount as reported by the Servicer for the current cycle -- only applicable for Scheduled/Scheduled Loans.	2	No commas(,) or dollar signs ($)	11
SCHED_NET_INT	The scheduled gross interest amount less the service fee amount for the current cycle as reported by the Servicer -- only applicable for Scheduled/Scheduled Loans.	2	No commas(,) or dollar signs ($)	11
ACTL_PRIN_AMT	The actual principal amount collected by the Servicer for the current reporting cycle -- only applicable for Actual/Actual Loans.	2	No commas(,) or dollar signs ($)	11
ACTL_NET_INT	The actual gross interest amount less the service fee amount for the current reporting cycle as reported by the Servicer -- only applicable for Actual/Actual Loans.	2	No commas(,) or dollar signs ($)	11
PREPAY_PENALTY_ AMT	The penalty amount received when a borrower prepays on his loan as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11
PREPAY_PENALTY_ WAIVED	The prepayment penalty amount for the loan waived by the servicer.	2	No commas(,) or dollar signs ($)	11
MOD_DATE	The Effective Payment Date of the Modification for the loan.		MM/DD/YYYY	10
MOD_TYPE	The Modification Type.		Varchar - value can be alpha or numeric	30
DELINQ_P&I_ADVANCE_AMT	The current outstanding principal and interest advances made by Servicer.	2	No commas(,) or dollar signs ($)	11
BREACH_FLAG	Flag to indicate if the repurchase of a loan is due to a breach of Representations and Warranties		Y=Breach N=NO Breach Let blank if N/A	1

Exhibit: Standard File Layout – Delinquency Reporting

  *The column/header names in bold are the minimum fields Wells Fargo must receive from every Servicer

Column/Header Name	Description	Decimal	Format Comment
SERVICER_LOAN_NBR	A unique number assigned to a loan by the Servicer. This may be different than the LOAN_NBR
LOAN_NBR	A unique identifier assigned to each loan by the originator.
CLIENT_NBR	Servicer Client Number
SERV_INVESTOR_NBR	Contains a unique number as assigned by an external servicer to identify a group of loans in their system.
BORROWER_FIRST_NAME	First Name of the Borrower.
BORROWER_LAST_NAME	Last name of the borrower.
PROP_ADDRESS	Street Name and Number of Property
PROP_STATE	The state where the property located.
PROP_ZIP	Zip code where the property is located.
BORR_NEXT_PAY_DUE_DATE	The date that the borrower's next payment is due to the servicer at the end of processing cycle, as reported by Servicer.		MM/DD/YYYY
LOAN_TYPE	Loan Type (i.e. FHA, VA, Conv)
BANKRUPTCY_FILED_DATE	The date a particular bankruptcy claim was filed.		MM/DD/YYYY
BANKRUPTCY_CHAPTER_CODE	The chapter under which the bankruptcy was filed.
BANKRUPTCY_CASE_NBR	The case number assigned by the court to the bankruptcy filing.
POST_PETITION_DUE_DATE	The payment due date once the bankruptcy has been approved by the courts		MM/DD/YYYY
BANKRUPTCY_DCHRG_DISM_DATE	The Date The Loan Is Removed From Bankruptcy. Either by Dismissal, Discharged and/or a Motion For Relief Was Granted.		MM/DD/YYYY
LOSS_MIT_APPR_DATE	The Date The Loss Mitigation Was Approved By The Servicer		MM/DD/YYYY
LOSS_MIT_TYPE	The Type Of Loss Mitigation Approved For A Loan Such As;
LOSS_MIT_EST_COMP_DATE	The Date The Loss Mitigation /Plan Is Scheduled To End/Close		MM/DD/YYYY
LOSS_MIT_ACT_COMP_DATE	The Date The Loss Mitigation Is Actually Completed		MM/DD/YYYY
FRCLSR_APPROVED_DATE	The date DA Admin sends a letter to the servicer with instructions to begin foreclosure proceedings.		MM/DD/YYYY
ATTORNEY_REFERRAL_DATE	Date File Was Referred To Attorney to Pursue Foreclosure		MM/DD/YYYY
FIRST_LEGAL_DATE	Notice of 1st legal filed by an Attorney in a Foreclosure Action		MM/DD/YYYY
FRCLSR_SALE_EXPECTED_DATE	The date by which a foreclosure sale is expected to occur.		MM/DD/YYYY
FRCLSR_SALE_DATE	The actual date of the foreclosure sale.		MM/DD/YYYY
FRCLSR_SALE_AMT	The amount a property sold for at the foreclosure sale.	2	No commas(,) or dollar signs ($)
EVICTION_START_DATE	The date the servicer initiates eviction of the borrower.		MM/DD/YYYY
EVICTION_COMPLETED_DATE	The date the court revokes legal possession of the property from the borrower.		MM/DD/YYYY
LIST_PRICE	The price at which an REO property is marketed.	2	No commas(,) or dollar signs ($)
LIST_DATE	The date an REO property is listed at a particular price.		MM/DD/YYYY
OFFER_AMT	The dollar value of an offer for an REO property.	2	No commas(,) or dollar signs ($)
OFFER_DATE_TIME	The date an offer is received by DA Admin or by the Servicer.		MM/DD/YYYY
REO_CLOSING_DATE	The date the REO sale of the property is scheduled to close.		MM/DD/YYYY
REO_ACTUAL_CLOSING_DATE	Actual Date Of REO Sale		MM/DD/YYYY
OCCUPANT_CODE	Classification of how the property is occupied.
PROP_CONDITION_CODE	A code that indicates the condition of the property.
PROP_INSPECTION_DATE	The date a property inspection is performed.		MM/DD/YYYY
APPRAISAL_DATE	The date the appraisal was done.		MM/DD/YYYY
CURR_PROP_VAL	The current "as is" value of the property based on brokers price opinion or appraisal.	2
REPAIRED_PROP_VAL	The amount the property would be worth if repairs are completed pursuant to a broker's price opinion or appraisal.	2
If applicable:
DELINQ_STATUS_CODE	FNMA Code Describing Status of Loan
DELINQ_REASON_CODE	The circumstances which caused a borrower to stop paying on a loan. Code indicates the reason why the loan is in default for this cycle.
MI_CLAIM_FILED_DATE	Date Mortgage Insurance Claim Was Filed With Mortgage Insurance Company.		MM/DD/YYYY
MI_CLAIM_AMT	Amount of Mortgage Insurance Claim Filed		No commas(,) or dollar signs ($)
MI_CLAIM_PAID_DATE	Date Mortgage Insurance Company Disbursed Claim Payment		MM/DD/YYYY
MI_CLAIM_AMT_PAID	Amount Mortgage Insurance Company Paid On Claim	2	No commas(,) or dollar signs ($)
POOL_CLAIM_FILED_DATE	Date Claim Was Filed With Pool Insurance Company		MM/DD/YYYY
POOL_CLAIM_AMT	Amount of Claim Filed With Pool Insurance Company	2	No commas(,) or dollar signs ($)
POOL_CLAIM_PAID_DATE	Date Claim Was Settled and The Check Was Issued By The Pool Insurer		MM/DD/YYYY
POOL_CLAIM_AMT_PAID	Amount Paid On Claim By Pool Insurance Company	2	No commas(,) or dollar signs ($)
FHA_PART_A_CLAIM_FILED_DATE	Date FHA Part A Claim Was Filed With HUD		MM/DD/YYYY
FHA_PART_A_CLAIM_AMT	Amount of FHA Part A Claim Filed	2	No commas(,) or dollar signs ($)
FHA_PART_A_CLAIM_PAID_DATE	Date HUD Disbursed Part A Claim Payment		MM/DD/YYYY
FHA_PART_A_CLAIM_PAID_AMT	Amount HUD Paid on Part A Claim	2	No commas(,) or dollar signs ($)
FHA_PART_B_CLAIM_FILED_DATE	Date FHA Part B Claim Was Filed With HUD		MM/DD/YYYY
FHA_PART_B_CLAIM_AMT	Amount of FHA Part B Claim Filed	2	No commas(,) or dollar signs ($)
FHA_PART_B_CLAIM_PAID_DATE	Date HUD Disbursed Part B Claim Payment		MM/DD/YYYY
FHA_PART_B_CLAIM_PAID_AMT	Amount HUD Paid on Part B Claim	2	No commas(,) or dollar signs ($)
VA_CLAIM_FILED_DATE	Date VA Claim Was Filed With the Veterans Admin		MM/DD/YYYY
VA_CLAIM_PAID_DATE	Date Veterans Admin. Disbursed VA Claim Payment		MM/DD/YYYY
VA_CLAIM_PAID_AMT	Amount Veterans Admin. Paid on VA Claim	2	No commas(,) or dollar signs ($)
MOTION_FOR_RELIEF_DATE	The date the Motion for Relief was filed	10	MM/DD/YYYY
FRCLSR_BID_AMT	The foreclosure sale bid amount	11	No commas(,) or dollar signs ($)
FRCLSR_SALE_TYPE	The foreclosure sales results: REO, Third Party, Conveyance to HUD/VA
REO_PROCEEDS	The net proceeds from the sale of the REO property.		No commas(,) or dollar signs ($)
BPO_DATE	The date the BPO was done.
CURRENT_FICO	The current FICO score
HAZARD_CLAIM_FILED_DATE	The date the Hazard Claim was filed with the Hazard Insurance Company.	10	MM/DD/YYYY
HAZARD_CLAIM_AMT	The amount of the Hazard Insurance Claim filed.	11	No commas(,) or dollar signs ($)
HAZARD_CLAIM_PAID_DATE	The date the Hazard Insurance Company disbursed the claim payment.	10	MM/DD/YYYY
HAZARD_CLAIM_PAID_AMT	The amount the Hazard Insurance Company paid on the claim.	11	No commas(,) or dollar signs ($)
ACTION_CODE	Indicates loan status		Number
NOD_DATE			MM/DD/YYYY
NOI_DATE			MM/DD/YYYY
ACTUAL_PAYMENT_PLAN_START_DATE			MM/DD/YYYY
ACTUAL_PAYMENT_ PLAN_END_DATE
ACTUAL_REO_START_DATE			MM/DD/YYYY
REO_SALES_PRICE			Number
REALIZED_LOSS/GAIN	As defined in the Servicing Agreement		Number

Exhibit: Standard File Codes – Delinquency Reporting

The Loss Mit Type field should show the approved Loss Mitigation Code as follows:

•

ASUM-

Approved Assumption

•

BAP-

Borrower Assistance Program

•

CO-

   Charge Off

•

DIL-

   Deed-in-Lieu

•

FFA-

   Formal Forbearance Agreement

•

MOD-

   Loan Modification

•

PRE-

   Pre-Sale

•

SS-

   Short Sale

•

MISC-

Anything else approved by the PMI or Pool Insurer

NOTE: Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards.  If Loss Mitigation Types other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The Occupant Code field should show the current status of the property code as follows:

•

Mortgagor

•

Tenant

•

Unknown

•

Vacant

The Property Condition field should show the last reported condition of the property as follows:

•

Damaged

•

Excellent

•

Fair

•

Gone

•

Good

•

Poor

•

Special Hazard

•

Unknown

Exhibit: Standard File Codes – Delinquency Reporting, Continued

The FNMA Delinquent Reason Code field should show the Reason for Delinquency as follows:

Delinquency Code	Delinquency Description
001	FNMA-Death of principal mortgagor
002	FNMA-Illness of principal mortgagor
003	FNMA-Illness of mortgagor’s family member
004	FNMA-Death of mortgagor’s family member
005	FNMA-Marital difficulties
006	FNMA-Curtailment of income
007	FNMA-Excessive Obligation
008	FNMA-Abandonment of property
009	FNMA-Distant employee transfer
011	FNMA-Property problem
012	FNMA-Inability to sell property
013	FNMA-Inability to rent property
014	FNMA-Military Service
015	FNMA-Other
016	FNMA-Unemployment
017	FNMA-Business failure
019	FNMA-Casualty loss
022	FNMA-Energy environment costs
023	FNMA-Servicing problems
026	FNMA-Payment adjustment
027	FNMA-Payment dispute
029	FNMA-Transfer of ownership pending
030	FNMA-Fraud
031	FNMA-Unable to contact borrower
INC	FNMA-Incarceration

Exhibit: Standard File Codes – Delinquency Reporting, Continued

The FNMA Delinquent Status Code field should show the Status of Default as follows:

Status Code	Status Description
09	Forbearance
17	Pre-foreclosure Sale Closing Plan Accepted
24	Government Seizure
26	Refinance
27	Assumption
28	Modification
29	Charge-Off
30	Third Party Sale
31	Probate
32	Military Indulgence
43	Foreclosure Started
44	Deed-in-Lieu Started
49	Assignment Completed
61	Second Lien Considerations
62	Veteran’s Affairs-No Bid
63	Veteran’s Affairs-Refund
64	Veteran’s Affairs-Buydown
65	Chapter 7 Bankruptcy
66	Chapter 11 Bankruptcy
67	Chapter 13 Bankruptcy

ATTACHMENT 6

NEW EXHIBIT H TO THE SERVICING AGREEMENT

SERVICING CRITERIA TO BE ADDRESSED

IN ASSESSMENT OF COMPLIANCE

The assessment of compliance to be delivered by [the Company][Name of Subservicer] shall address, as a minimum, the criteria identified below as “Applicable Servicing Criteria”

Reg AB Reference	Servicing Criteria	Applicable Servicing Criteria	Inapplicable Servicing Criteria
General Servicing Considerations
1122(d)(1)(i)	Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.	X
1122(d)(1)(ii)	If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party’s performance and compliance with such servicing activities.	X
1122(d)(1)(iii)	Any requirements in the transaction agreements to maintain a back-up servicer for the mortgage loans are maintained.		X
1122(d)(1)(iv)

A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.

X
Cash Collection and Administration
1122(d)(2)(i)

Payments on mortgage loans are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.

X
1122(d)(2)(ii)	Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.	X
1122(d)(2)(iii)

Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.

X
1122(d)(2)(iv)

The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.

X
1122(d)(2)(v)

Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange Act.

X
1122(d)(2)(vi)	Unissued checks are safeguarded so as to prevent unauthorized access.	X
1122(d)(2)(vii)

Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.

X
Investor Remittances and Reporting
1122(d)(3)(i)

Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investors’ or the trustee’s records as to the total unpaid principal balance and number of mortgage loans serviced by the Servicer.

X
1122(d)(3)(ii)	Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.	X
1122(d)(3)(iii)	Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreements.	X
1122(d)(3)(iv)	Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.	X
1122(d)(4)(i)	Collateral or security on mortgage loans is maintained as required by the transaction agreements or related mortgage loan documents.	X
1122(d)(4)(ii)	Mortgage loan and related documents are safeguarded as required by the transaction agreements	X
1122(d)(4)(iii)	Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.	X
1122(d)(4)(iv)

Payments on mortgage loans, including any payoffs, made in accordance with the related mortgage loan documents are posted to the Servicer’s obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related mortgage loan documents.

X
1122(d)(4)(v)	The Servicer’s records regarding the mortgage loans agree with the Servicer’s records with respect to an obligor’s unpaid principal balance.	X
1122(d)(4)(vi)

Changes with respect to the terms or status of an obligor's mortgage loans (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.

X
1122(d)(4)(vii)

Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.

X
1122(d)(4)(viii)

Records documenting collection efforts are maintained during the period a mortgage loan is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity’s activities in monitoring delinquent mortgage loans including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).

X
1122(d)(4)(ix)	Adjustments to interest rates or rates of return for mortgage loans with variable rates are computed based on the related mortgage loan documents.	X
1122(d)(4)(x)

Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor’s mortgage loan documents, on at least an annual basis, or such other period specified in the transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable mortgage loan documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related mortgage loans, or such other number of days specified in the transaction agreements.

X
1122(d)(4)(xi)

Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.

X
1122(d)(4)(xii)

Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the Servicer’s funds and not charged to the obligor, unless the late payment was due to the obligor’s error or omission.

X
1122(d)(4)(xiii)

Disbursements made on behalf of an obligor are posted within two business days to the obligor’s records maintained by the servicer, or such other number of days specified in the transaction agreements.

X
1122(d)(4)(xiv)	Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance with the transaction agreements.	X
1122(d)(4)(xv)	Any external enhancement or other support, identified in Item 1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.		X